DELAWARE GROUP

For Growth of Capital

                                                                     Trend Fund




[Illustration of man trimming trees demonstrating growth of Capital]



service and guidance

                                                     professional management


goals

                                                                        1996
                                                                 Semi-Annual
                                                                      Report






DELAWARE
GROUP
-------

--------------------------------------------------------------------------------
JANUARY 15, 1997


opportunity

Dear Shareholder:

LAST YEAR, A LEADING FINANCIAL NEWSPAPER DESCRIBED TREND FUND as providing "a bumpy road to riches" in the 1990s. Considering the potholes we encountered among small cap stocks during the past six months, the metaphor was apropos.
        Trend Fund's total return was a disappointing -3.74% (based on Class A shares with capital gains and dividends reinvested at net asset value) for the first half of fiscal 1997, which ended December 31, 1996.
        Any investment in small company stocks, especially emerging growth stocks, should be evaluated from a long-term perspective. As with any serious endeavor, success requires patience, commitment, and a willingness to accept short-term setbacks.
        Trend Fund's stock selections in the business services sector have done well since June 30. But gains in this industry group were more than offset by a painful retreat in health care stocks, which were affected by concerns about Medicare funding. Stocks of small technology companies and consumer service businesses also declined, negatively affecting the Fund's results.

(TREND FUND EMPLOYS A GUMSHOE APPROACH TO STOCK SELECTION.)

        I've been with Delaware almost 35 years. Since Trend Fund's founding in 1968, I've watched the Fund progress through many market cycles. I remain a firm believer in Trend Fund's gumshoe approach to stock research, and the ability of this approach to uncover long-term capital appreciation potential.

(Photo of Glasses, Pen and Keyboard)

        Trend Fund's stock selection strategy involves face-to-face meetings with company management, talking with both competitors and customers, and in-depth analysis of how a business is capitalizing on long-term demographic trends, capturing market share and building long-term earnings.
        Part of the reason small company growth stocks have underperformed other stocks in recent months is that short-term oriented investors have been fixated on company size. In the face of a slowing U.S. economy, some investors concluded that bigger was better.

                            1996 semi-annual report
2

        However, market history since the 1920s teaches us that small company stocks have, over the long haul, been one of the best performing asset classes. Although we can't offer any guarantees, we believe this historical trend remains intact.
        Inside, Trend Fund's portfolio managers -- Edward N. Antoian and Gerald S. Frey -- provide an overview of what's happened since June and offer an outlook for the months ahead. Your portfolio managers remain committed to Trend's investment discipline, and we believe they have positioned the Fund to meet the challenges of the current market environment.
        We thank you for your commitment to Delaware Group as we travel toward the new millennium.

Sincerely,

/s/ Wayne A. Stork
------------------

Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                         JULY 1, 1996         DEC. 31, 1991
                                       TO DEC. 31, 1996      TO DEC. 31. 1996
--------------------------------------------------------------------------------
Trend Fund A Class                         -3.74%                +16.32%
--------------------------------------------------------------------------------
NASDAQ Industrial Index                    +0.16%                +14.06%
Lipper Capital
  Appreciation Fund Average                +5.07%                +13.02%
--------------------------------------------------------------------------------

ALL PERFORMANCE QUOTED ABOVE ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. TREND FUND AND LIPPER CAPITAL APPRECIATION FUND AVERAGE RESULTS ARE AT NET ASSET VALUE WITHOUT EFFECT OF SALES CHARGES.
PERFORMANCE FOR ALL FUND CLASSES CAN BE FOUND ON PAGE 8. THE LIPPER AVERAGE CONSISTED OF 78 AND 216 FUNDS, RESPECTIVELY, FOR THE FIVE YEARS AND SIX MONTHS ENDED DECEMBER 31, 1996.

performance

                             1996 semi-annual report

Portfolio Managers' Review

INVESTMENT STRATEGY
und invests in rapidly growing companies that we believe can adapt to and profit from trends within the U.S. economy and society. We strive to benefit from the early phases of a firm's life cycle, a period that generally offers the greatest capital appreciation potential.
         Since June, several U.S. economic trends were in place that historically have been a harbinger of strong returns for small cap stocks. Inflation was at a comfortably low annual rate of 3.3%. Job growth remained healthy. The U.S. dollar rose in value relative to other currencies. In the past, this has helped small companies outshine multinational giants.
        The trouble was, history didn't repeat itself.
        In many industries, the Goliaths of market capitalization were in favor with investors. Investors who focused on small emerging growth companies struggled to avoid being stomped on. During the first half of our fiscal year, the share prices of many smaller health care, technology and consumer goods companies declined 10% to 20%. In particular, our consumer goods stock selections were negatively affected by lackluster growth in consumer spending.




PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                                PERCENT OF NET ASSETS
MARKET VALUE OF COMPANIES*                JUNE 30, 1996     DECEMBER 31, 1996
--------------------------------------------------------------------------------
        Less than $250 million               45%                  30%
        $250 million to $1.5 billion         45%                  47%
        Greater than $1.5 billion            10%                  23%
Number of Stocks                            163                  134
Median Market Capitalization               $295 million         $316 million
Median Stock
        Price-To-Earnings Ratio**            18x                 21.6x
Top Sector                                  Consumer Products/Services
Beta***                                    0.95                   0.95

 *  PERCENT OF NET ASSETS
 ** BASED ON A CONSENSUS OF ANALYSTS' EARNINGS ESTIMATES FOR NEXT 12 MONTHS
    AS REPORTED TO FIRST CALL.
*** A MEASURE OF VOLATILITY RELATIVE TO THE S&P 500 INDEX BASED ON MONTHLY
    RETURNS FOR THE PAST THREE YEARS.
    BETA OF THE S&P 500 INDEX EQUALS 1.0.

                             1996 semi-annual report
4

HEALTHCARE: PAYING FOR THE GRAYING OF AMERICA
        Small health care stocks' feeble short-term performance was the product of two forces:
1) a growing realization by elected leaders that Medicare must be reformed to control ballooning costs, and
2) increased industry competition that has resulted in lower profit margins, putting smaller firms at a relative disadvantage.
         Many health care service companies depend on government reimbursement to compensate them for services provided to patients age 65 and older. However, in a few years, the Social Security taxes that currently finance Medicare will be insufficient. Congress is debating what to do. This has created a great deal of uncertainty about the health care industry's business prospects.
         Share prices of some of Trend Fund's major holdings have consequently suffered since June. For example, the price of RENAL TREATMENT CENTERS fell substantially during the first half of fiscal 1997. The company, which provides dialysis services to people with kidney diseases, had been one of our most successful selections in fiscal 1996. We've maintained our position because we believe the company provides an essential, profitable service that is unlikely to be affected by Medicare changes.

guidance

BUSINESS SERVICES: OUR BRIGHT SPOT
--------------------------------------------------------------------------------
                                                 SECTOR PERFORMANCE
                                         DECEMBER 31, 1995 TO DECEMBER 31, 1996
--------------------------------------------------------------------------------
INDUSTRY GROUP            TREND FUND HOLDINGS    WILSHIRE SMALL CAP GROWTH INDEX
--------------------------------------------------------------------------------
Health Care                   -11.7%                         -7.7%
Technology                    -10.0%                         +2.1%
Business Services             +39.5%                        +35.8%
Consumer Services              +6.7%                         +6.1%
Consumer Goods                 +9.3%                        +27.4%

PERFORMANCE IS BASED ON PRICES OF STOCK HOLDINGS AND INDEX COMPONENTS AND DOES NOT INCLUDE FUND EXPENSES. THE FIVE SECTORS SHOWN HERE REPRESENTED MORE THAN 90% OF TREND'S HOLDINGS AS OF DECEMBER 31, 1996. FOR COMPLETE FUND PERFORMANCE, SEE PAGE 8. STOCKS IN THE UNMANAGED WILSHIRE SMALL CAP GROWTH INDEX FIT WILSHIRE ASSET MANAGEMENT'S GROWTH STOCK CHARACTERISTICS AND FALL BETWEEN THE 751ST AND 2,500 LARGEST SECURITIES IN THE UNMANAGED WILSHIRE 5000 INDEX, A MEASURE OF STOCKS WITH A BROAD RANGE OF MARKET CAPITALIZATION.

                             1996 semi-annual report
                                                                               5

BUSINESS SERVICES:
WASTE NOT, WANT NOT
         So far in fiscal 1997, we've continued to enjoy success with shares of waste processing businesses, particularly REPUBLIC INDUSTRIES, the Fund's largest stock holding as of December 31, 1996. Smaller companies in this industry are gaining market share by taking advantage of the fact that the Goliaths of garbage -- WMX Technologies and Browning-Ferris -- are restructuring. In our opinion,Republic also has strong growth prospects for its auto rental operations.
         Another segment of business services that we believe offers capital appreciation potential are companies such as AAR CORP. involved in aviation services, particularly the maintenance of older commercial jets. Although many airlines have ordered new planes, it will be a while before manufacturers can deliver. In the meantime, airlines (and travelers) will have to make due with old equipment. In addition, there seems to be no shortage of discount airlines who recycle old jets.

TECHNOLOGY - STILL LOOKING TO CONNECT
         As of December 31, 1996, technology stocks made up approximately 16% of your Fund's portfolio, about the same weighting as the Wilshire Small Cap Growth Index. During the past six months, we were disappointed with the performance of our holdings. We sold some stocks such as OCTEL COMMUNICATIONS that failed to meet our earnings expectations.
         Our emphasis in technology is on companies whose product and services appear likely to grow regardless of the overall U.S. economy. These include businesses whose products help computers talk to each other and increase the size of the data pipeline so information can be transferred, stored and managed more quickly.
        Two themes we are focusing on are business' need to upgrade computer software to avoid database problems in the year 2000 as well as the growth of intranets -- internal company information networks.

                      (Photo of Glasses, Pen and Keyboard)

Q. What is a small company growth stock?

A. It's the stock of a rapidly growing business in the early phase of its life cycle. Such shares generally offer superior capital appreciation potential.

                             1996 semi-annual report
6

INVESTMENT OUTLOOK
By our estimate, small cap stocks are selling at prices relative to large cap stocks that are in the middle of a historical range, suggesting that small cap companies are neither overvalued or undervalued.

(WE BELIEVE IT IS IMPORTANT TO NOT FOLLOW THE CROWD AND INSTEAD TRUST WHAT WE SEE AND HEAR FIRST HAND.)

Still, we believe some small cap stocks could outpace the overall stock market in the year ahead, especially if the dollar continues to strengthen in value against major world currencies.
         In our opinion, the earnings potential of small, domestically oriented companies could become more attractive if large multinational corporations suffer as a result of the dollar's appreciation. That could happen because American goods may become more expensive for foreigners to buy, or because the earnings of overseas subsidiaries would be less when converted into dollars.
         However, even this positive scenario for small cap stocks is tempered by the fact that small technology businesses tend to do a lot of exporting. So, their earnings may also be hurt by a rise in the dollar.
         Even with the stock market at record highs, your Fund's management team is finding companies that meet our strict investment guidelines. To properly evaluate these opportunities for long-term capital appreciation, we believe it is important to not follow the crowd, and instead trust what we see and hear first hand from individuals who actually run businesses, provide them with credit or buy their products and services. We look forward to reporting to you after our fiscal year ends in June.



EDWARD N. ANTOIAN
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER



GERALD S. FREY
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER

January 15, 1997

(Photo of Globes)
                             1996 semi-annual report

Fund Performance

THREE DECADES OF ACHIEVEMENT
Trend Fund's Performance Since 1968
$10,000 Investment, Distributions Reinvested


                    Trend Fund           U.S. Consumer
                      A Class             Price Index
                    ----------           -------------

10/03/64              $ 10,000              $10,000
12/31/68              $ 10,249              $10,124
12/29/72              $  7,943              $12,112
12/31/76              $  5,562              $16,585
12/31/80              $ 10,080              $24,587
12/31/84              $ 17,641              $30,020
12/30/88              $ 27,776              $34,337
12/31/92              $ 66,947              $40,423
11/29/96              $116,581              $45,252

It takes more than $4.50 to buy what $1 bought the year that Dustin Hoffman was advised to consider plastics in the movie THE GRADUATE. As you can see, $1 invested in Trend Fund back then would have grown to nearly $12 as of December 31, 1996.

PERFORMANCE SHOWN ABOVE IS FOR CLASS A SHARES AND REFLECTS A 4.75% FRONT-END SALES CHARGE. RETURNS FOR OTHER CLASSES WILL DIFFER DUE TO DIFFERENT CHARGES AND EXPENSES.

TREND FUND PERFORMANCE
Average Annual Total Return Through December 31, 1996
--------------------------------------------------------------------------------
                                    LIFETIME   TEN YEARS   FIVE YEARS   ONE YEAR
--------------------------------------------------------------------------------
Class A (Est. 1968)                  +9.08%     +16.65%     +15.19%      +5.43%
--------------------------------------------------------------------------------
Class B (Est. 1994)
        Excluding sales charge      +19.25%                              +9.81%
--------------------------------------------------------------------------------
        Including sales charge      +18.22%                              +5.84%
--------------------------------------------------------------------------------
Class C (Est. 1995)
        Excluding sales charge      +13.36%                              +9.78%
        Including sales charge      +13.36%                              +8.78%

RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULT. B AND C CLASS RESULTS "EXCLUDING SALES CHARGE" ASSUME INVESTMENT WAS NOT REDEEMED.

CLASS A shares were initially offered October 3, 1968. Returns reflect the effect of a 4.75% front-end sales charge and a 12b-1 fee implemented on June 1, 1992.

CLASS B shares, initially offered May 2, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4%.

CLASS C, initially offered November 29, 1995, have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the ten-year, five-year, one-year and six-month periods ended December 31, 1996, for Trend Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +17.32%, +16.52%, +10.87% and -3.71%. the Institutional Class was initially made available November 9, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's 12b-1 fee.


                             1996 semi-annual report
8

FINANCIAL STATEMENTS
DELAWARE GROUP TREND FUND, INC.
STATEMENT OF NET ASSETS/DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------
                                                            Number       Market
                                                           of Shares      Value
                                                           ---------------------
 COMMON STOCK - 92.52%
 AEROSPACE & DEFENSE - 1.29%
 AAR ...............................................       203,300   $ 6,149,825
*Kellstrom Industries ..............................       288,000     2,412,000
                                                                     -----------
                                                                       8,561,825
                                                                     -----------
 AUTOMOBILES & AUTO PARTS - 0.39%
*Boyd Wheels .......................................       190,100     2,625,756
                                                                     -----------
                                                                       2,625,756
                                                                     -----------
 BANKING, FINANCE & INSURANCE - 3.94%
*CRW Financial .....................................       281,160     2,407,433
*First Alliance ....................................       236,300     7,059,463
 Medallion Financial ...............................        62,500       945,313
*NAL Financial Group ...............................       123,500     1,196,406
 Security Capital Pacific Trust ....................       375,200     8,582,700
*United Dental Care ................................       196,600     6,008,588
                                                                     -----------
                                                                      26,199,903
                                                                     -----------
 BUILDING & MATERIALS - 0.30%
 LSI Industries ....................................       150,600     2,014,275
                                                                     -----------
                                                                       2,014,275
                                                                     -----------
 CABLE, MEDIA & PUBLISHING - 6.94%
*Central European Media Entertainment ..............       222,100     6,996,150
 Evergreen Media Class A ...........................       141,000     3,507,375
*Groupe AB SA-ADR ..................................       159,400     2,291,375
*HSN ...............................................       317,404     7,498,669
*Hollywood Entertainment ...........................       101,700     1,894,163
*Infinity Broadcasting Class A .....................       212,025     7,129,341
*Mecklermedia ......................................       167,100     3,331,556
*Metro Networks ....................................        62,500     1,570,313
*Norwood Promotional Products ......................       318,100     5,646,275
*Univision Communications Class A ..................        59,300     2,194,100
*Young Broadcasting Class A ........................       141,600     4,159,500
                                                                      ----------
                                                                      46,218,817
                                                                      ----------
 COMPUTERS & TECHNOLOGY - 16.25%
*Activision ........................................       255,118     3,220,865
*Aspect Development ................................        51,200     1,388,800
*Aware .............................................       110,300     1,137,469
*C-COR Electronics .................................       194,000     2,582,625
*Cadence Design Systems ............................       262,800    10,446,300
*Cayenne Software ..................................       466,200     1,806,525
*Credit Management Solutions .......................        90,900     1,283,963
*Cypress Semiconductor .............................        78,600     1,110,225
*EMC ...............................................       318,800    10,560,250
*Elamex S.A. de C.V ................................       352,600     3,437,850
*Fore Systems ......................................       185,200     6,100,025
*GTECH Holdings ....................................       206,100     6,595,200
*Geoworks ..........................................       138,100     3,366,188
*HPR ...............................................       353,700     4,819,163
*INSO ..............................................        48,500     1,909,688
*Komag .............................................       298,700     8,083,569

----------
Top 10 stock holdings, representing 19.60% of net assets, are in bold face.

                                                            Number       Market
                                                           of Shares      Value
                                                           ---------------------

 COMMON STOCK (CONTINUED)
 COMPUTERS & TECHNOLOGY (CONTINUED)
*Maxis ...........................................        313,700   $  3,803,613
*NOVA ............................................        275,800      6,102,075
*PLATINUM Technology .............................        434,832      5,897,409
*Peerless Systems ................................        338,000      5,703,750
*Puma Technology .................................         54,900        933,300
*Rogue Wave Software .............................        102,600      1,641,600
*Ross Systems ....................................        504,000      4,819,500
*Storage Technology ..............................        239,700     11,415,713
                                                                     -----------
                                                                     108,165,665
                                                                     -----------
 CONSUMER PRODUCTS - 0.37%
*Zag Industries ..................................        149,800      2,481,063
                                                                     -----------
                                                                       2,481,063
                                                                     -----------
 ELECTRONICS & ELECTRICAL - 8.28%
*Altera ..........................................         44,600      3,241,863
*Cable Design Technologies .......................        158,000      4,888,125
*ESS Technology ..................................        157,900      4,440,938
*ITI Technologies ................................        176,400      2,657,025
*KLA Instruments .................................         59,200      2,097,900
*Kulicke & Soffa Industries ......................         59,200      1,128,500
*P-COM ...........................................        237,100      7,053,725
 Pittston Brink's Group ..........................        239,000      6,453,000
*Protection One ..................................        326,300      3,242,606
*Sawtek ..........................................        120,900      4,752,881
*Sipex ...........................................        276,000      8,866,500
*TriQuint Semiconductor ..........................        240,900      6,308,569
                                                                     -----------
                                                                      55,131,632
                                                                     -----------
 ENVIROMENTAL SERVICES - 7.21%
*Republic Industries .............................      1,264,692     39,442,607
*Superior Services ...............................        422,600      8,557,650
                                                                     -----------
                                                                      48,000,257
                                                                     -----------
 FOOD, BEVERAGE & TOBACCO - 1.56%
*Sonic ...........................................        291,550      7,361,638
*United Natural Foods ............................        177,200      3,045,625
                                                                     -----------
                                                                      10,407,263
                                                                     -----------
 HEALTHCARE & PHARMACEUTICALS - 8.96%
*Advanced Health .................................        210,300      2,655,038
*Agouron Pharmaceuticals .........................        131,900      8,919,738
*Alternative Living Services .....................        216,600      3,140,700
*American Oncology Resources .....................        453,700      4,622,069
*Ascend Communications ...........................         58,500      3,634,313
*Capstone Pharmacy ...............................        540,900      6,085,125
*Carriage Services ...............................        175,400      3,891,688
*Columbia Laboratories ...........................        297,300      4,310,850
*DUSA Pharmaceuticals ............................        166,900      1,157,869
*FPA Medical Management ..........................        160,200      3,554,438
*NeoPath .........................................        139,100      2,555,963
*Renal Treatment Centers .........................        292,500      7,458,750

                             1996 semi-annual report
                                                                               9

--------------------------------------------------------------------------------

 COMMON STOCK (CONTINUED)
 HEALTHCARE & PHARMACEUTICALS (CONTINUED)
                                                            Number       Market
                                                           of Shares      Value
                                                           ---------------------

*Sano ..............................................       182,500   $ 2,737,500
*Total Renal Care Holdings .........................       134,700     4,882,875
                                                                      ----------
                                                                      59,606,916
                                                                      ----------
 INDUSTRIAL MACHINERY - 2.79%
*Central Sprinkler .................................       297,900     7,484,738
*PRI Automation ....................................        98,900     4,462,863
*Spinnaker Industries ..............................       328,856     6,623,160
                                                                      ----------
                                                                      18,570,761
                                                                      ----------
 LEISURE, LODGING & ENTERTAINMENT - 9.15%
*Ascent Entertainment Group ........................       404,500     6,370,875
*CapStar Hotel .....................................       316,300     6,207,388
*Cinergi Pictures Entertainment ....................       181,700       366,239
*Dave & Buster's ...................................       155,900     3,108,256
*Equity Marketing ..................................       239,900     4,438,150
*Extended Stay America .............................       365,000     7,345,625
 K2  ...............................................       143,400     3,943,500
*Mirage Resorts ....................................       297,100     6,424,788
*Morton's Restaurant Group .........................       248,100     4,186,688
*Overseas Filmgroup ................................        79,300       371,719
*Rio Hotel and Casino ..............................       325,700     4,763,363
*Studio Plus Hotels ................................       261,750     4,155,281
*Sun International Hotels ..........................       163,800     5,978,700
*Teardrop Golf .....................................        62,600       307,131
*Ticketmaster Group ................................       244,600     2,935,200
                                                                      ----------
                                                                      60,902,903
                                                                      ----------
 METALS & MINING - 1.31%
*Gibraltar Steel ...................................       219,100     5,696,600
*Steel Dynamics ....................................       158,500     3,001,594
                                                                      ----------
                                                                       8,698,194
                                                                      ----------
 RETAIL - 11.25%
*Alrenco ...........................................       397,800     4,152,038
*Aviation Sales ....................................        96,500     1,978,250
*Charming Shoppes ..................................       204,400     1,028,387
 Duty Free International ...........................       470,000     6,815,000
*Eagle Hardware & Garden ...........................       211,000     4,378,250
*Egghead ...........................................       332,900     1,726,919
*Finish Line Class A ...............................       175,500     3,696,469
*General Nutrition .................................       286,200     4,865,400
*Hot Topic .........................................        70,900     1,382,550
*Meyer (Fred)  .....................................       170,700     6,059,850
*Neiman-Marcus Group ...............................       162,500     4,143,750
*Petco Animal Supplies .............................       133,400     2,718,025

                                                            Number       Market
                                                           of Shares      Value
                                                           ---------------------

 COMMON STOCK (CONTINUED)
 RETAIL (CONTINUED)
*Piercing Pagoda .................................        186,100    $ 4,466,400
 Russ Berrie .....................................        461,350      8,304,300
 Schultz Sav-O Stores ............................        415,800      6,029,100
*Staples .........................................        203,900      3,682,944
*Vons Companies ..................................         12,400        742,450
*Wet Seal ........................................        411,000      8,708,063
                                                                     -----------
                                                                      74,878,145
                                                                     -----------
 TELECOMMUNICATIONS - 3.77%
*IntelCom Group ..................................        214,300      3,777,038
*PageMart Wireless ...............................        131,500        879,406
*Telco Systems ...................................        220,600      4,232,763
*Tele-Communications International ...............        208,700      2,804,406
*Teleport Communications Group ...................        263,600      8,039,800
*TeleSpectrum Worldwide ..........................        322,100      5,073,075
*TresCom International ...........................         38,200        291,275
                                                                     -----------
                                                                      25,097,763
                                                                     -----------
 TEXTILES, APPAREL, & FURNITURE - 1.93%
*Cutter & Buck ...................................         18,100        213,806
*Cyrk ............................................        419,000      5,473,188
*Sport-Haley .....................................        133,400      1,684,175
 Wolverine World Wide ............................        189,225      5,487,525
                                                                     -----------
                                                                      12,858,694
                                                                     -----------
 TRANSPORTATIONS & SHIPPING - 0.39%
*Midwest Express Holdings ........................         71,500      2,574,000
                                                                     -----------
                                                                       2,574,000
                                                                     -----------
 UTILITIES - 1.32%
*AES China Generating Class A ....................        347,500      4,387,188
*York Research ...................................        467,900      4,386,563
                                                                     -----------
                                                                       8,773,751
                                                                     -----------
 MISCELLANEOUS - 5.12%
*Bouygues Offshore S.A ...........................        316,600      4,076,225
*CUC International ...............................        630,311     14,969,888
*NCO Group .......................................         71,100      1,177,594
*NFO Research ....................................        186,175      4,188,938
*National Education ..............................        325,100      4,957,775
 Norrell .........................................        173,800      4,736,050
                                                                     -----------
                                                                      34,106,470
                                                                     -----------
 Total Common Stock (cost $481,604,672) ..........                   615,874,053
                                                                     -----------

 WARRANTS - 0.01%
 LEISURE, LODGING & ENTERTAINMENT - 0.01%
*Teardrop Golf ...................................         39,200         41,650
                                                                     -----------
 Total Warrants (cost $3,920) ....................                        41,650
                                                                     -----------


                             1996 semi-annual report
10

--------------------------------------------------------------------------------

                                                      Principal         Market
                                                        Amount           Value
                                                      --------------------------

REPURCHASE AGREEMENT - 9.42%
With Chase Manhattan 6.50%
 1/02/97 (dated 12/31/96, collateralized
 by $31,795,000 U.S. Treasury Notes
 6.50% due 4/30/99,
 market value $32,526,289)  ....................    $31,870,000     $31,870,000
With J.P. Morgan Securities 6.60%
 1/02/97 (dated 12/31/96, collateralized
 by $28,080,000 U.S. Treasury Notes
 8.75% due 8/15/00,
 market value $31,463,300)  ....................     30,833,000      30,833,000
                                                                     ----------
Total Repurchase Agreement
 (cost $62,703,000)  ...........................                     62,703,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 101.95%
 (cost $544,311,592)  .....................................        $678,618,703

LIABILITES NET OF RECEIVABLES
 AND OTHER ASSETS - (1.95%)  ..............................         (12,992,873)
                                                                   ------------
NET ASSETS APPLICABLE TO 41,969,017 SHARES
 ($.50 par value) OUTSTANDING - 100.00% ...................        $665,625,830
                                                                   ============

NET ASSET VALUE - TREND FUND A CLASS
 ($468,539,620 / 29,565,582 shares)  ......................              $15.85
                                                                         ======
NET ASSET VALUE - TREND FUND B CLASS
 ($50,480,057 / 3,245,074 shares)  ........................              $15.56
                                                                         ======
NET ASSET VALUE - TREND FUND C CLASS
 ($9,393,559 / 597,690 shares)  ...........................              $15.72
                                                                         ======
NET ASSET VALUE - TREND FUND INSTITUTIONAL CLASS
 ($137,212,594 / 8,560,671 shares)  .......................              $16.03
                                                                         ======


----------
*Non-income producing securities for the six months ended 12/31/96. +Restricted Securities - Investment in securities not registered under the
 Securitites Act of 1993, as amended. These securities have contractual restrictions on resale. At December 31,1996, these securities amounted to $6,623,160 or 0.99% of net assets.

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.50 par value, 500,000,000 shares
 authorized to the Fund with 125,000,000 shares
 allocated .................................................      $ 540,622,256
Accumulated undistributed income:
 Net investment loss .......................................           (687,562)
 Net realized loss on investments ..........................         (8,615,975)
 Net unrealized appreciation of investments ................        134,307,111
                                                                   ------------
Total net assets ...........................................      $ 665,625,830
                                                                  =============

----------
In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statements Presentation of Income, Capital Gain and Return of Capital Gain Distributions by Investment Companies, the Fund reclassified $3,923,736 of permanent book and tax basis differences from accumulated net investment loss to accumulated net realized gain on investments. This amount was the net investment loss for book and tax purposes for the six months ended December 31, 1996.

                             See accompanying notes


                             1996 semi-annual report
                                                                              11

DELAWARE GROUP TREND FUND, INC.
STATEMENT OF OPERATIONS
DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ..........................................    $1,844,721
Interest ...........................................     1,821,012   $3,665,733
                                                         ---------
EXPENSES:
Management fees ($2,472,981)
 and directors' fees ($9,843) ......................    $2,482,824
Distribution expenses ..............................       851,717
Dividend disbursing and transfer agent
 fees and expenses .................................       648,657
Accounting fees and salaries .......................       101,853
Reports to shareholders ............................        83,100
Federal and state registration fees ................        51,074
Taxes, other than taxes on income ..................        48,026
Professional fees ..................................        21,286
Custodian fees .....................................        16,762
Other ..............................................        47,996    4,353,295
                                                            ------    ---------

NET INVESTMENT LOSS .......................................            (687,562)
NET REALIZED GAINAND UNREALIZED
 LOSS ON INVESTMENTS :
Net realized gain from security transactions ..............             606,454
Net unrealized depreciation of investments
 during the period ........................................         (25,146,075)
                                                                    -----------

NET REALIZED GAIN AND UNREALIZED LOSS
 ON INVESTMENTS ...........................................         (24,539,621)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..........................................        ($25,227,183)
                                                                   ============

                             See accompanying notes

DELAWARE GROUP TREND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months  Year
                                                       Ended      Ended
                                                     12/31/96        6/30/96
                                                    (Unaudited)
                                                 -------------------------------
OPERATIONS:
Net investment loss ..........................   $    (687,562)   $  (3,923,736)
Net realized gain from security transactions .         606,454       69,081,802
Net unrealized appreciation (depreciation) of
 investments during the period ...............     (25,146,075)      88,249,218
                                                   -----------      -----------
Net increase (decrease) in net assets
 resulting from operations ...................     (25,227,183)     153,407,284
                                                   -----------      -----------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM NET REALIZED
 GAIN FROM SECURITY TRANSACTIONS:
 Trend Fund A Class ..........................     (39,963,160)     (20,793,378)
 Trend Fund B Class ..........................      (3,093,202)        (501,207)
 Trend Fund C Class ..........................        (553,950)              (1)
 Trend Fund Institutional Class ..............     (11,579,487)      (3,884,806)
                                                   -----------      -----------
                                                   (55,189,799)     (25,179,392)
                                                   -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Trend Fund A Class ..........................     306,051,224      370,792,059
 Trend Fund B Class ..........................      20,475,788       28,458,862
 Trend Fund C Class ..........................       4,350,545        6,737,178
 Trend Fund Institutional Class ..............      38,688,560      112,722,496
Net asset value of shares issued upon
 reinvestment of dividends from net
 realized gain from security transactions:
 Trend Fund A Class ..........................      37,775,962       18,929,896
 Trend Fund B Class ..........................       2,938,894          454,494
 Trend Fund C Class ..........................         538,254                1
 Trend Fund Institutional Class ..............      10,448,339        3,296,199
                                                   -----------      -----------
                                                   421,267,566      541,391,185
                                                   -----------      -----------

Cost of shares repurchased:
 Trend Fund A Class ..........................    (314,286,397)    (309,975,910)
 Trend Fund B Class ..........................      (3,652,582)      (2,941,394)
 Trend Fund C Class ..........................      (1,070,022)        (761,331)
 Trend Fund Institutional Class ..............     (45,547,920)     (46,152,789)
                                                   -----------      -----------
                                                  (364,556,921)    (359,831,424)
                                                   -----------      -----------

Increase in net assets derived
 from capital share transactions .............      56,710,645      181,559,761
                                                   -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS ........     (23,706,337)     309,787,653

NET ASSETS:
Beginning of period ..........................     689,332,167      379,544,514
                                                   -----------      -----------
End of period ................................   $ 665,625,830    $ 689,332,167
                                                 =============    =============



                             See accompanying notes

                             1996 semi-annual report
12

DELAWARE GROUP TREND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Trend Fund, Inc. ("the Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The
Fund is organized as a Maryland corporation and offers four classes of shares.

The investment objective of the Fund is to seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gain (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2.  Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the net assets of the Fund, less fees paid to the independent directors. At December 31, 1996, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $306,884.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of B Class and C Class. No distribution expenses are paid by the Institutional Class. At December 31, 1996, the Fund had a liability for distribution fees and other expenses payable to DDLP of $14,261. For the six months ended December 31, 1996, the Fund paid DDLP $157,600 for commissions earned on sales of Trend Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc., (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent of the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended December 31, 1996, the Fund has expensed $648,657 for dividend disbursing and transfer agent services and $66,737 for accounting services. At December 31, 1996, the Fund had a liability for such fees and other expenses payable to DSC of $25,134.

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

3. Investments
During the year ended December 31, 1996, the Fund made purchases of $351,548,761 and sales of $313,360,338 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 1996, the federal income tax cost basis of the Fund's investments was $544,663,308 and net unrealized appreciation for federal income tax purposes aggregated $133,955,395 of which $164,483,317 related to unrealized appreciation of securities and $30,527,922 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        Six Months      Year
                                                          Ended        Ended
                                                        12/31/96      6/30/96
                                                       -----------    ---------
Shares sold:
 Trend Fund A Class .........................       19,369,225       22,551,524
 Trend Fund B Class .........................        1,314,351        1,747,498
 Trend Fund C Class .........................          276,521          399,723
 Trend Fund Institutional Class .............        2,438,697        6,955,622

Shares issued upon reinvestment
of dividends from net realized
gain from security transactions:
 Trend Fund A Class ........................        2,590,947         1,253,631
 Trend Fund B Class ........................          204,657            28,228
 Trend Fund C Class ........................           37,095              --
 Trend Fund Institutional Class ............          708,843           216,362
                                                   ----------        ----------
                                                   26,940,336        33,152,588
                                                   ----------        ----------

Share repurchased:
 Trend Fund A Class ........................      (19,769,374)      (18,873,878)
 Trend Fund B Class ........................         (231,690)         (184,109)
 Trend Fund C Class ........................          (67,377)          (48,272)
 Trend Fund Institutional Class ............       (2,807,012)       (2,827,946)
                                                   ----------        ----------
                                                  (22,875,453)      (21,934,205)
                                                   ----------        ----------
 Net increase ..............................     $  4,064,883      $ 11,218,383
                                                 ============      ============

                             1996 semi-annual report
                                                                              13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
5.Line of Credit
The Fund has a committed line of credit of $5 million. No amount was outstanding at December 31, 1996, or at any time during the fiscal year period.

6. Concentration of Credit Risk
The Fund may invest up to 10% of its net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of such securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Trend Fund A Class
                                                  -----------------------------------------------------------------------------
                                                      Six Months                              Year Ended
                                                        Ended                                  June 30,
                                                     12/31/96(3)         1996        1995        1994        1993       1992

Net asset value, beginning of period ..............    $  18.160     $  14.210    $ 12.210    $ 13.980    $ 11.380   $  8.920

Income from investment operations:
  Net investment loss(1)...........................       (0.017)       (0.127)     (0.074)     (0.042)     (0.004)    (0.005)
Net realized and unrealized gain (loss) from
 security transactions ............................       (0.783)        4.977       2.864       0.212       3.754      2.625
                                                        --------      --------     -------     -------     -------    -------
  Total from investment operations ................       (0.800)        4.850       2.790       0.170       3.750      2.620
                                                        --------      --------     -------     -------     -------    -------
Less distributions:
  Dividends from net investment income ............         none          none        none       none        none       none
  Distributions from net realized gain on
   security transactions ............................     (1.510)       (0.900)     (0.790)    (1.940)     (1.150)    (0.160)
                                                        --------      --------     -------     -------     -------    -------
  Total distributions ...............................     (1.510)       (0.900)     (0.790)    (1.940)     (1.150)    (0.160)
                                                        --------      --------     -------     -------     -------    -------
Net asset value, end of period ......................   $ 15.850      $ 18.160     $ 14.210   $ 12.210    $ 13.980   $ 11.380
                                                        ========      ========     ========    =======     =======    =======

Total return(2)......................................      (3.74%)       35.53%       24.40%      0.59%      35.24%     29.31%

Ratios/supplemental data:
  Net assets, end of period (000 omitted) ...........   $468,540     $ 497,188     $318,933   $253,964    $219,826   $124,548
  Ratio of expenses to average net assets ...........       1.30%         1.31%        1.36%      1.37%       1.33%      1.18%
  Ratio of net investment loss to net assets ........      (0.21%)       (0.79%)      (0.58%)    (0.72%)     (0.61%)    (0.43%)
  Portfolio turnover ................................        104%           90%          64%        67%         75%        76%
  Average commission rate paid ......................   $ 0.0600     $  0.0557          N/A        N/A         N/A        N/A


----------
1 Years ended 1995, 1996 and the six months ended December 31, 1996 per share information was based on the average shares outstanding method.
2 Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
3    Ratios have been annualized and total return has not been annualized.

                             1996 semi-annual report
14

-------------------------------------------------------------------------------
7. Financial Highlights (Continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                   Trend Fund B Class       Trend Fund C Class              Trend Fund Institutional Class
                           --------------------------------------------------------------------------------------------------------
                              Period               Period                                                                   Period
                            Six Months   Year    9/6/94(4) Six Months 11/29/95(4)  Six Months   Year     Year    Year    11/23/92(4)
                              Ended     Ended       to       Ended         to        Ended      Ended    Ended   Ended       to
                           12/31/96(3) 6/30/96    6/30/95  12/31/96(3)  6/30/96   12/31/96(3)  6/30/96  6/30/95  6/30/94  6/30/93
Net asset value,
 beginning of period.....  $17.920     $14.130   $12.110     $18.090    $15.460     $18.33      $14.300  $12.250  $13.990  $12.760

Income from investment
operations:
 Net investment gain
  (loss)(1) .............   (0.074)     (0.248)   (0.142)     (0.075)    (0.253)     0.004       (0.087)  (0.044)  (0.002)  (0.035)
 Net realized and
  unrealized gain (loss)
  from security
  transactions ..........   (0.776)      4.938     2.162      (0.785)     3.233     (0.794)       5.017    2.884    0.202    1.615
                           -------      ------    ------      ------     ------     ------       ------   ------   ------   ------
 Total from investment
  operations ............   (0.850)      4.690     2.020      (0.860)     2.980     (0.790)       4.930    2.840    0.200    1.580
                           -------      ------    ------      ------     ------     ------       ------   ------   ------   ------
Less distributions:
  Dividends from net
  investment income......     none        none      none        none       none       none         none     none     none    none
  Distributions from net
  realized gain on
  security transactions..   (1.510)     (0.900)     none      (1.510)    (0.350)    (1.510)      (0.900)  (0.790)  (1.940)  (0.350)
                           -------     -------   -------     -------    -------    -------       ------   ------  -------  -------
  Total distributions....   (1.510)     (0.900)     none      (1.510)    (0.350)    (1.510)      (0.900)  (0.790)  (1.940)  (0.350)
                           -------     -------   -------     -------    -------    -------       ------   ------  -------  -------
Net asset value,
  end of period .........  $15.560     $17.920   $14.130     $15.720    $18.090    $16.030       $18.33   14.300  $12.250  $13.990
                           =======     =======   =======     =======    =======    =======       ======   ======  =======  =======

Total return(2)..........    (4.16%)     34.55%    16.68%      (4.18%)    19.66%     (3.71%)      35.88%   24.74%    0.83%   21.69%

Ratios/supplemental data:
  Net assets, end of
   period (000 omitted)..  $50,480     $35,090   $ 5,175      $9,394     $6,359   $137,212     $150,695  $55,437  $13,499   $2,237
  Ratio of expenses to
   average net assets....     2.05%       2.06%     2.12%       2.05%      2.06%      1.05%        1.06%    1.12%    1.15%    1.21%
  Ratio of net investment
   loss to net assets....    (0.96%)      (1.54%)   (1.34%)     (0.96%)    (1.54%)     0.04%       (0.54%)  (0.34%)  (0.50%) (0.49%)
  Portfolio turnover.....      104%          90%       64%        104%        90%       104%          90%      64%      67%     75%
  Average commission rate
   paid .................  $0.0600      $0.0557       N/A     $0.0600    $0.0557    $0.0600      $0.0557      N/A      N/A     N/A



----------
1 Years ended 1995, 1996 and the six months ended December 31, 1996 per share information was based on the average shares outstanding method.
2 Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Trend Fund B Class.
3    Ratios have been annualized and total return has not been annualized.
4 Date of initial public offering. Ratios have been annualized and total return has not been annualized for Trend Fund B Class and Trend Fund C Class. Ratios and total return have been annualized for Trend Fund Institutional Class.

                             1996 semi-annual report

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TREND FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR TREND FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

(Photo of Globes)

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.


Printed in the USA on
recycled paper


DELAWARE
GROUP
---------------------
Philadelphia - London


TRN-SA [12/96] PP2/97
F-103